March 1, 2005

              Supplement to the April 30, 2004 Prospectus dated for
                       Pioneer Growth Shares VCT Portfolio


Management

The following replaces the section entitled "Portfolio manager":

Portfolio manager

Day-to-day management of the portfolio is the responsibility of co-managers Christopher M. Galizio and Stephen A. Balter. Mr. Galizio and Mr. Balter are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. The portfolio managers and the team draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment

Management Limited.
Mr. Galizio, a vice president, joined Pioneer in 1994 as an analyst. Mr. Balter, a vice president, joined Pioneer in January 2005. Prior to joining Pioneer, Mr. Balter was a portfolio manager at 2100 Capital Group and a senior vice president and analyst at Putnam Investments, each a subsidiary of Marsh & McLennan Companies.




                                                                   17458-00-0305
                                        (C) 2005 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC